Supplement dated July 2, 2021 to the Prospectus

dated May 1, 2021, as supplemented, for:

Apex VULSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectus (“Prospectus”).

Glossary

•	The definition of “Policy Termination” is deleted and replaced with the following:

Policy Termination. An event where your policy is no longer In Force due to the Net Surrender Value becoming too low to support your policy’s monthly charges and the Guaranteed Death Benefit Safety Test is not met, or if the total Policy Debt exceeds the Account Value less surrender charges.

Important Information You Should Consider About the Policy

•	The disclosure in the Policy Lapse row of the Risks table is deleted and replaced with the following:

Your policy could terminate (or lapse) if the Net Surrender Value of the policy becomes too low to support the policy’s monthly charges and the Guaranteed Death Benefit (GDB) Safety Test is not met, or if total Policy Debt exceeds the Account Value less surrender charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

This supplement further amends certain information in the Prospectus to disclose variations applicable to policies issued in the state of New York. At the time the prospectus became effective, the policy was not yet available in New York.

•	The first paragraph on the cover page is deleted and replaced with the following:

This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). While this policy is In Force, it provides lifetime insurance protection on the Insured.

Transaction Fees

•	The Transaction Fees table in the Fee Tables section is deleted and replaced with the following to reflect the addition of footnote (2) and edits to footnote (5):

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The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or take Account Value out of the policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge (1)(2)	When you pay premium.	All Coverage Years
		Maximum:	8% of each premium payment up to and including the Premium Expense Factor, and 7% of any premium payment in excess of the Premium Expense Factor.
		Minimum:	8% of each premium payment up to and including the Premium Expense Factor, and 7% of any premium payment in excess of the Premium Expense Factor.
Surrender Charges (2)(3)(4)(5) Surrender charges generally apply for the first ten policy years and the first ten years following an increase in Face Amount.	Upon surrender, at the time of an elected decrease in Face Amount, or policy lapse.	First Coverage Year
		Maximum:	$3.08-$50.70 per $1,000 of Face Amount
		Current:	$3.08-$50.70 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk (2)(3)(4)(5)(6)	$11.25 per $1,000 of Face Amount

(1)	The Premium Expense Factor referenced in the table is used to determine premium expense charges. For the Initial Face Amount, the Premium Expense Factor is based on the issue age, gender, and risk classification of the Insured. For each increase in the Face Amount, the Premium Expense Factor is based on the age, gender, and risk classification of the Insured on the effective date of the increase. The Premium Expense Factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of Premium Expense Factors are shown in the following table.

Premium Expense Factors Per $1,000 of Face Amount and Applicable Premium Expense Charges (Assumptions: Non-Tobacco Risk Classifications, Premium Payments of $20 Per $1,000 of Face Amount)
	Male		Female
Charge	Age 35	Age 55	Age 35	Age 55
Premium Expense Factor Per $1,000 of Face Amount	$ 9.00	$25.70	$ 7.38	$ 20.70
A. Current and Maximum Premium Expense Charge for premiums up to and including Premium Expense Factor (8%)	$ 0.72	$ 1.60	$ 0.59	$ 1.60
B. Current and Maximum Premium Expense Charge For Premiums Exceeding Premium Expense Factor (7%)	$ 0.77	n/a	0.88	n/a
Current and Maximum Premium Expense Charge for the entire $20 premium (A+B)	$ 1.49	$ 1.60	$ 1.47	$ 1.60

(2)	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.

(3)	For the Initial Face Amount, the rates vary by the Insured’s gender, issue age, risk classification, and year of coverage. For each increase in the Face Amount, the rates are based on the age, gender, and risk classification of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(4)	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Charges and Deductions” section for additional information.

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(5)	Surrender charges generally apply for the first ten policy years and the first ten years following an increase in Face Amount. They will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table. These percentages vary by issue age and may vary for policies issued in New York.

Coverage Year	%	Coverage Year	%
1	100%	7	67%
2	94 – 100%	8	50%
3	89 – 100%	9	33%
4	84 – 100%	10	17%
5	79 – 100%	11	0%
6	74 – 83%

(6)	The rates shown for the “representative insured” are first year rates only.

Periodic Charges Other than Annual Fund Operating Expenses

•	The Periodic Charges Other than Annual Fund Operating Expenses table in the Fee Tables section is deleted and replaced with the following to reflect the addition of footnote (4):

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Insurance Charge (1)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Current:	$0.01-$52.29 per $1,000 of Insurance Risk
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk, Death Benefit Option 1 (1)(2)	$0.05 per $1,000 of Insurance Risk
Substandard Risk Charge (3)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Current:	$0.0025-$83.33 per $1,000 of Insurance Risk
Administrative Charge (4)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$15 per policy
		Current:	$10 per policy
Asset Charge	Daily	Maximum:	1.25% of the policy’s average daily net assets in the Separate Account
Current:
		Policy Years 1 – 10:	0.80% of the policy’s average daily net assets in the Separate Account
		Policy Years 11+:	0.40% of the policy’s average daily net assets in the Separate Account

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Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Face Amount Charge (4)(5)(6)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$2.82 per $1,000 of Face Amount
		Current:	$0.00-$0.83 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk (2)(4)(5)	$0.19 per $1,000 of Face Amount
Loan Interest Rate Expense Charge (7)	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum:	1.00% as a percentage of loaned amount
Current:
		Policy Years 1 – 10:	0.65% as a percentage of loaned amount
		Policy Years 11+:	0%
Optional Benefit Charges:
Accelerated Death Benefit for Terminal Illness Rider (8)	When you elect an accelerated death benefit payment	Maximum:	$250
		Current:	$100 – $250
Overloan Protection Rider (9)	Once, when you elect to exercise the rider	Maximum:	3.20% of Account Value (9)
		Minimum:	1.00% of Account Value (9)
		Representative Insured: Age 80	3.20% of Account Value
Disability Benefit Rider (10)(11)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00-$0.28 per $1 of Monthly Deduction (12) plus $0.00-$0.04 per $1 of Specified Benefit Amount
		Current:	$0.00-$0.28 per $1 of Monthly Deduction (12) plus $0.00-$0.04 per $1 of Specified Benefit Amount
		Representative Insured: Male, Age 35 (2)(10)(11)	$0.06 per $1 of Monthly Deduction (12) plus $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability Rider (10)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.03-$0.11 per $1,000 of Option Amount
		Current:	$0.03-$0.11 per $1,000 of Option Amount
		Representative Insured: Male, Age 35 (10)	$0.11 per $1,000 of Option Amount
Substitute of Insured Rider	When you elect to substitute the Insured	Maximum:	$75
		Current:	$75
Waiver of Monthly Charges Rider (10)(11)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00-$0.28 per $1 of Monthly Deduction (12)
		Current:	$0.00-$0.28 per $1 of Monthly Deduction (12)
		Representative Insured: Male, Age 35 (2)(10)(11)	$0.06 per $1 of Monthly Deduction (12)

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Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Specified Premium Rider (10)(11)	Monthly, on the policy’s Monthly Charge Date	Maximum:	The Greater of $0.00-$0.28 per $1 of Monthly Deduction (12) or $0.00-$0.04 per $1 of Specified Monthly Premium Amount
		Current:	The Greater of $0.00-$0.28 per $1 of Monthly Deduction (12) or $0.00-$0.04 per $1 of Specified Monthly Premium Amount
		Representative Insured: Male, Age 35 (2)(10)(11)	The Greater of $0.06 per $1 of Monthly Deduction (12) or $0.02 per $1 of Specified Monthly Premium Amount
Adjustment to Surrender Charges Endorsement	Once, when the endorsement is attached to the policy at issue	Maximum:	$150
		Current:	$150

(1)	The rates vary by a number of factors including, but not limited to, the Insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular Owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 2017 Commissioners’ Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2017 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.

(2)	The rates shown for the “representative Insured” are first year rates only.

(3)	Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of insurance risk. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of this prospectus.

(4)	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.

(5)	The Face Amount charge is set at issue for the Initial Face Amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender and risk classification of the Insured for the Initial Face Amount and, for increases, by the Insured’s Attained Age, gender and risk classification on the effective date of the increase. The range of Face Amount charges reflected for coverage years 1 – 20 simply accounts for the range of issue ages for all potential Insureds. Please see the full range of rates per $1,000 of Face Amount in the table below.

Policy Year	Maximum Rate	Current Rates
1 – 2	$ 2.82	$0.11 – $0.83
3 – 5	$ 2.44	$0.09 – $0.67
6 – 9	$ 1.69	$0.07 – $0.53
10 – 20	$ 1.69	$0.00
21+	$ 0.00	$0.00

(6)	The rates shown are for standard risks and vary by the Insured’s gender and age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(7)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first 10 policy years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.00% of the loaned amount in subsequent policy years. The maximum Loan Interest Rate Expense Charge is 1.00% for all policy years.

(8)	The fee we deduct may vary by state, but will not exceed $250.

(9)	The charge is assessed once at the time the Overloan Protection Rider is exercised. The applicable percentage of Account Value varies by Attained Age beginning at 75.

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(10)	The rates shown are for standard risks and vary by the Insured’s gender and Attained Age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(11)	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

(12)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

Charges and Deductions

•	The last paragraph of Surrender Charges in the Transaction Charges subsection in the Charges and Deductions section is deleted and replaced with the following:

The annual percentages may vary for policies issued in New York. For all policies, the surrender charge will not exceed $50.70 per $1,000 of Face Amount.

Purchasing a Policy

•	The first two paragraphs of the Your Right to Return the Policy subsection of the Purchasing a Policy section are deleted and replaced with the following:

You have the right to cancel the policy. If you change your mind about owning your policy, you can return the policy for a refund (Free Look), but only if you return it within a prescribed period after receiving it. This period is 10 days in all states except the following: 30 days in California, 14 days in Florida, and 20 days in North Dakota. If this policy is a replacement, this period is 30 days in all states except the following: 20 days in Delaware and North Dakota, 14 days in Florida, and 60 days in New York. If you cancel the policy, we will issue a refund. The state in which the policy is issued determines the Free Look period and the type of refund that applies. Please see your policy for details. However, the following will give you a general idea of the type of refund you may receive.

Most states require us to refund the policy’s Account Value less any withdrawals and any Policy Debt. Other states (Delaware, Florida, New York, North Dakota and South Dakota) require us to refund the premium paid less withdrawals and Policy Debt. In those states your premium payment is held in the money market division of the Separate Account for the number of days in the policy’s Free Look period starting from the Issue Date. If your policy requires a refund of premium, we will refund only the premium paid less withdrawals and Policy Debt, and not the greater of premium payments or the policy’s Account Value.

Policy Value

•	The first paragraph of the Persistency Credit subsection of the Policy Value section is deleted and replaced with the following:

Beginning on the 15th policy anniversary and on each Monthly Charge Date thereafter that your policy is In Force, we will apply a Persistency Credit to your non-loaned Account Value. The Persistency Credit will be applied if our experience is not materially different from our expectations with regards to any of the following: persistency under the policies and our investment earnings, expense and tax results, capital and reserve requirements, and profits. The payment of the Persistency Credit is not guaranteed except for policies issued in New York. Other than for policies issued in New York, we may reduce the amount of the Persistency Credit or discontinue the Persistency Credit altogether at any time. We will provide no less than 30 days’ notice prior to a reduction or discontinuation of the Persistency Credit. The Persistency Credit start date is shown on the policy’s specifications pages.

Other Benefits Available Under the Policy

•	The Additional Benefits subsection in the Other Benefits Available Under the Policy section is edited to reflect the following:

The Chronic Illness Rider is not available in New York.

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•	Overloan Protection Rider in the Additional Benefits subsection of the Other Benefits Available Under the Policy section is edited to reflect the following:

When the rider is exercised, no further policy loans may be taken and no further loan repayments may be made, except in New York.

•	The following paragraph is added to the Right to Convert or Exchange subsection of the Other Benefits Available Under the Policy section:

For policies issued in New York, the Owner has an additional right to exchange the policy for a new flexible premium adjustable life insurance policy with values that do not depend on the investment results of the Separate Account. The exchange must be elected within 18 months after the Policy Date.

Policy Termination and Reinstatement

•	The third paragraph of the Policy After You Reinstate section in the Policy Termination and Reinstatement section is deleted and replaced with the following:

Except in New York, we do not reinstate Policy Debt.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Customer Service Center Monday through Friday at (800) 272-2216, 8 a.m. - 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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